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                                                                   EXHIBIT 10(c)

                  Amendment to the J.C. Penney Company, Inc.
                      Mirror Savings Plans I, II, and III
                                (June 1, 2001)

Sections 4.01 and 4.02 of the J. C. Penney Company, Inc. Mirror Savings Plans I and II and Section 4.01 of the J. C. Penney Company, Inc. Mirror Savings Plan III are amended effective June 1, 2001 to delete the word "month" and to substitute the word "day" therefor in each place it appears.